Tenable Holdings, Inc. Announces Proposed Private Placement of $650.0 Million of Convertible Senior Notes
COLUMBIA, Md., Sept. 10, 2026 (GLOBE NEWSWIRE) -- Tenable Holdings, Inc. (Nasdaq: TENB) (“Tenable”), the exposure management company, today announced that it intends to offer, subject to market conditions and other factors, $650.0 million aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Tenable also intends to grant the initial purchasers of the notes an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $65.0 million aggregate principal amount of the notes.
The notes will be general senior unsecured obligations of Tenable and will accrue interest payable semiannually in arrears. Upon conversion, Tenable will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of Tenable’s common stock or a combination of cash and shares of Tenable’s common stock, at Tenable’s election, in respect of the remainder, if any, of Tenable’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of the pricing of the notes.
Tenable expects to use the net proceeds from the offering (i) to pay the cost of the privately negotiated capped call transactions described below, (ii) to repurchase up to $200.0 million of shares of Tenable’s common stock concurrently with the pricing of the notes as described below, (iii) to repay in full the term loans under Tenable’s senior secured credit facility (the “credit facility”), and (iv) for general corporate purposes, which may include additional share repurchases, acquisitions or strategic investments in complementary businesses or technologies, working capital, operating expenses, capital expenditures and general and administrative expenses. Following the closing of the offering, Tenable intends to enter into a new senior secured revolving credit facility. However, there is no assurance as to the terms of such facility or that Tenable will ultimately enter into such an arrangement. If the initial purchasers exercise their option to purchase additional notes, Tenable expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions, with the remainder to be used for general corporate purposes.
In connection with the pricing of the notes, Tenable expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments substantially similar to those applicable to the notes, the number of shares of Tenable’s common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to Tenable’s common stock upon any conversion of notes and/or offset any cash payments Tenable is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Tenable expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties.
In connection with establishing their initial hedges of the capped call transactions, Tenable expects that the option counterparties or their respective affiliates will purchase shares of Tenable’s common stock and/or enter into various derivative transactions with respect to Tenable’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Tenable’s common stock or the notes at that time.
In addition, Tenable expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Tenable’s common stock and/or purchasing or selling Tenable’s common stock or other securities of Tenable in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes, following any redemption of the notes or any repurchase of the notes upon a fundamental change, or, to the extent Tenable exercises the relevant election under the capped call transactions, following any other repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Tenable’s common stock or the notes, which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares, if any, and value of the consideration that a holder of notes will receive upon conversion of the notes.
Tenable expects to use up to $200.0 million of the net proceeds from the offering to repurchase shares of its common stock concurrently with the pricing of the notes in privately negotiated transactions effected with or through one of the initial purchasers of the notes or its affiliate. These repurchases could increase (or reduce the size of any decrease in) the market price of Tenable’s common stock or the notes prior to, concurrently with or shortly after the pricing of the notes and could result in a higher effective conversion price for the notes. Tenable expects the purchase price per share in such transactions to equal the last reported sale price per share of Tenable’s common stock on The Nasdaq Global Select Market on the date of the pricing of the notes. Tenable may also conduct further repurchases of its common stock after the offering is completed pursuant to its previously authorized share repurchase program.
The notes and any shares of Tenable’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
About Tenable
Tenable is the exposure management company, exposing and closing the cybersecurity gaps that erode business value, reputation and trust. Tenable’s AI-powered exposure management platform radically unifies security visibility, insight and action across the attack surface, equipping modern organizations to protect against attacks from IT infrastructure to cloud environments to critical infrastructure and everywhere in between. By protecting enterprises from security exposure, Tenable reduces business risk for over 40,000 customers around the globe.
Forward-Looking Statements
This press release contains “forward-looking” statements, as that term is defined under the federal securities laws, including statements concerning the proposed terms of the notes and capped call transactions, the completion, timing and size of the proposed offering of the notes and capped call transactions, the anticipated use of proceeds from the offering, including the repayment of the term loans under the credit facility and Tenable’s plan to repurchase shares of outstanding common stock and the terms of any repurchase transactions, the potential impact of the foregoing or related transactions on dilution to holders of Tenable’s common stock, the market price of Tenable’s common stock or the notes or the conversion price of the notes and the grant of the option to the initial purchasers. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Tenable’s control. Tenable’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to whether Tenable will consummate the offering of notes on the expected terms or at all, which could differ or change based upon market conditions or for other reasons, and the other risks detailed in

Tenable’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2025, in Tenable’s quarterly reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026 and in other filings and reports that Tenable may file from time to time with the SEC. The forward-looking statements included in this press release represent Tenable’s views as of the date of this press release. Tenable anticipates that subsequent events and developments will cause Tenable’s views to change. Tenable undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Tenable’s views as of any date subsequent to the date of this press release.
Media Contact
Tenable
tenablepr@tenable.com